Exhibit 23

                      CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Form 10-QSB of Environmental Plasma Arc Technologies, Inc. of our report for the period ended September 30, 1995.


                                         SHELLEY & COMPANY, CPA
                                         -------------------------
                                         /s/ Shelley & Company


Salt Lake City, Utah
December 31, 1996